UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LOWE’S COMPANIES, INC. 1000 LOWES BOULEVARD MOORESVILLE, NC 28117 Your Vote Counts! LOWE’S COMPANIES, INC. 2023 Annual Meeting Vote by May 25, 2023 11:59 PM ET. For shares held in a Plan, vote by May 23, 2023 11:59 PM ET. V10088-P87105 You invested in LOWE’S COMPANIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2023. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2023. If you would like to view the materials online, have the control number that is printed in the box below available and visit www.ProxyVote.com. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 26, 2023 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/LOW2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Company Proposals 1. Election of Directors Nominees: 01) Raul Alvarez 04) Sandra B. Cochran 07) Marvin R. Ellison 10) Bertram L. Scott 02) David H. Batchelder 05) Laurie Z. Douglas 08) Daniel J. Heinrich 11) Colleen Taylor 03) Scott H. Baxter 06) Richard W. Dreiling 09) Brian C. Rogers 12) Mary Beth West For 2. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2022. For 3. Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation. 1 Year 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023. For Shareholder Proposal 5. Shareholder proposal requesting an independent board chairman. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V10089-P87105